SUPPLEMENT DATED AUGUST 4, 2005
TO THE PROSPECTUS and
THE STATEMENT of ADDITIONAL INFORMATION of
INTEGRITY MANAGED PORTFOLIOS
Dated November 30, 2004

TO THE PROSPECTUS

The section entitled "Rights of Accumulation" on page 50 of the prospectus is replaced by the following:

        Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds (the "Fund") to reach a breakpoint discount.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

TO THE STATEMENT OF ADDITIONAL INFORMATION

The section entitled "Rights of Accumulation" on page 45 of the statement of additional information is replaced by the following:

        Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds (the "Fund") to reach a breakpoint discount.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value

A purchase of shares may qualify for a ROA.  The applicable sales charge will be based on the total of:

(a)   The investor's current purchase; and

(b)   The cumulative cost of shares purchased or the current market value of the shares of the Funds held by Investor, whichever is greater.

For example, if Investor owned shares worth $40,000 at the current market value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made, the investor or broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE